                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                   EXCHANGE ACT OF 1934 (AMENDMENT NO.     )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

 [ ] Preliminary Proxy Statement

 [ ] CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

 [X] Definitive Proxy Statement

 [ ] Definitive Additional Materials

 [ ] Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                                  eSpeed, Inc.


--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

 [X] No fee required.

 [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:


--------------------------------------------------------------------------------
     (2)   Aggregate number of securities to which transaction applies:


--------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


--------------------------------------------------------------------------------
     (4)   Proposed maximum aggregate value of transaction:


--------------------------------------------------------------------------------
     (5)   Total fee paid:

--------------------------------------------------------------------------------
 [ ] Fee paid previously with preliminary materials.

 [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)   Amount Previously Paid:


--------------------------------------------------------------------------------
     (2)   Form, Schedule or Registration Statement No.:


--------------------------------------------------------------------------------
     (3)   Filing Party:


--------------------------------------------------------------------------------
     (4)   Date Filed:


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                                       2

                                                              [GRAPHIC OMITTED]




                                                               November 7, 2001



Dear Stockholder:


     You are cordially invited to attend our 2001 Annual Meeting of Stockholders, which will be held at the Marriott New York Marquis, 1535 Broadway, New York, New York, on Thursday, December 6, 2001, commencing at 10:00 a.m. (local time). We look forward to greeting as many of our stockholders as are able to be with us.


     At the meeting, you will be asked to consider and vote upon (i) the election of seven (7) directors; (ii) the approval of our 1999 Long-Term Incentive Plan, as amended and restated; and (iii) such other business as may properly come before the meeting and any adjournment thereof.


     We hope you will find it convenient to attend the meeting in person. WHETHER OR NOT YOU EXPECT TO ATTEND, TO ASSURE YOUR REPRESENTATION AT THE MEETING AND THE PRESENCE OF A QUORUM, PLEASE COMPLETE, DATE, SIGN AND MAIL PROMPTLY THE ENCLOSED PROXY, for which a return envelope is provided. No postage need be affixed to the Proxy if it is mailed in the United States.


     Our Annual Report for the fiscal year ended December 31, 2000 is being mailed to you together with the enclosed proxy materials.



                                        Sincerely,



                                        /s/ Howard W. Lutnick




                                        Howard W. Lutnick
                                        Chairman of the Board of Directors
                                 eSPEED, INC.
                                299 PARK AVENUE
                               NEW YORK, NY 10171


                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


NOTICE IS HEREBY GIVEN that our Annual Meeting of Stockholders (the "Annual Meeting") will be held at the Marriott New York Marquis, 1535 Broadway, New York, New York, on Thursday, December 6, 2001, commencing at 10:00 a.m. (local time), for the following purposes:


      (1) To elect seven directors to hold office until the next annual meeting and until their successors are duly elected and qualified;


      (2) To approve our 1999 Long-Term Incentive Plan, as amended and restated, as described in the accompanying Proxy Statement; and


      (3) To transact such other business as may properly come before the Annual Meeting and any adjournment thereof.


Only holders of record of our Class A common stock or our Class B common stock at the close of business on November 7, 2001 are entitled to notice of and to vote at the Annual Meeting and any adjournment thereof.



                                      By Order of the Board of Directors,

                                      /s/ Stephen M. Merkel


                                      Stephen M. Merkel
                                      Secretary


November 7, 2001



                            YOUR VOTE IS IMPORTANT.
                  PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED
              PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.

                                 eSPEED, INC.
                                299 PARK AVENUE
                              NEW YORK, NY 10171

                                PROXY STATEMENT

     This Proxy Statement is being furnished in connection with the solicitation of Proxies by and on behalf of our board of directors to be used at our Annual Meeting of Stockholders to be held on Thursday, December 6, 2001, and at any adjournment thereof (the "Annual Meeting"), for the purposes set forth in the accompanying Notice of Annual Meeting. Our Annual Report for the fiscal year ended December 31, 2000 accompanies this Proxy Statement. This Proxy Statement and accompanying materials are expected to be first sent or given to our stockholders on or about November 12, 2001.

     The close of business on November 7, 2001 has been fixed as the record date (the "Record Date") for the determination of the stockholders entitled to notice of and to vote at the Annual Meeting. Only holders of record as of that date of shares of our Class A common stock, $.01 par value per share, or of our Class B common stock, $.01 par value per share, are entitled to notice of and to vote at the Annual Meeting. Our Class A common stock and our Class B common stock are sometimes collectively referred to herein as our "Common Equity."

     Each share of our Class A Common Stock entitles the holder thereof to one vote per share on each matter presented to stockholders for approval at the Annual Meeting. Each share of our Class B common stock entitles the holder thereof to 10 votes per share on each matter presented to stockholders for approval at the Annual Meeting. On November 7, 2001, there were 26,449,042 shares of our Class A common stock and 28,524,737 shares of our Class B common stock, for a total of 54,973,779 shares of our Common Equity, outstanding and entitled to vote.

     Execution of a Proxy by a stockholder will not affect such stockholder's right to attend the Annual Meeting and to vote in person. Any stockholder who executes a Proxy has a right to revoke it at any time before it is voted by advising Stephen M. Merkel, our Secretary, in writing of such revocation, by executing a later-dated Proxy which is presented to us at or prior to the Annual Meeting, or by appearing at the Annual Meeting and voting in person. Attendance at the Annual Meeting will not in and of itself constitute revocation of a Proxy.

     The required quorum for the transaction of business at the Annual Meeting is a majority of the collective voting power represented by the shares of our Common Equity issued and outstanding on the Record Date (the "Total Voting Power"), which shares must be present in person or represented by Proxy at the Annual Meeting. Assuming a quorum, the nominees receiving a plurality of the Total Voting Power present in person or by Proxy at the Annual Meeting and entitled to vote on the election of directors will be elected as directors. The proposal to approve our 1999 Long-Term Incentive Plan, as amended and restated (the "Plan"), requires the affirmative vote of a majority of the Total Voting Power present in person or by Proxy at the Annual Meeting and entitled to vote on such proposal.

     With regard to the election of directors, votes may be cast in favor or withheld; votes that are withheld will be counted for purposes of determining the presence or absence of a quorum but will have no other effect. With regard to the proposal to approve the Plan, stockholders may vote in favor of or against such proposal, or they may abstain. Abstentions will be counted for purposes of determining the presence or absence of a quorum and will have the same effect as a vote against the proposal to approve the Plan. Broker non-votes, if any, will be counted for purposes of determining the presence or absence of a quorum, but will have no effect on the election of directors or the proposal to approve the Plan.

     UNLESS SPECIFIED OTHERWISE, THE PROXIES WILL BE VOTED FOR THE ELECTION OF ALL THE NOMINEES TO SERVE AS OUR DIRECTORS UNTIL THE NEXT ANNUAL MEETING AND UNTIL THEIR SUCCESSORS ARE DULY ELECTED AND QUALIFIED AND FOR THE APPROVAL OF THE PLAN. IN THE DISCRETION OF THE PROXY HOLDERS, THE PROXIES WILL ALSO BE VOTED FOR OR AGAINST SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING. MANAGEMENT IS NOT AWARE OF ANY OTHER MATTERS TO BE PRESENTED FOR ACTION AT THE ANNUAL MEETING.

     Our principal executive offices are located at 299 Park Avenue, New York, NY 10171 and our telephone number there is (212) 821-3000.

                       PROPOSAL 1--ELECTION OF DIRECTORS


     Our board of directors is comprised of seven members. The names of the seven nominees for election as directors are set forth below. All of the nominees are to be elected at the Annual Meeting and until their successors are duly elected and qualified. All of the nominees listed below are expected to serve as directors if they are elected. If any nominee should decline or be unable to accept such nomination or to serve as a director (an event which our board of directors does not now expect), our board of directors reserves the right to nominate another person or to vote to reduce the size of our board of directors. In the event another person is nominated, the Proxy holders intend to vote the shares to which the Proxy relates for the election of the person nominated by our board of directors. There is no cumulative voting for directors.




                                         PRINCIPAL OCCUPATIONS DURING THE LAST
NAME                    AGE     SINCE    FIVE YEARS; OTHER DIRECTORSHIPS
--------------------   -----   -------   -----------------------------------------------------
Howard W. Lutnick      40      1999      Mr. Lutnick has been our Chairman of the Board of
                                         Directors and Chief Executive Officer since
                                         June 1999. Mr. Lutnick has been our President since
                                         September 2001. Mr. Lutnick joined Cantor
                                         Fitzgerald, L.P. in 1983 and has served as President
                                         and Chief Executive Officer of Cantor since 1991.
                                         Mr. Lutnick's company, CF Group Management,
                                         Inc., is the managing general partner of Cantor.
                                         Mr. Lutnick serves as co-chairman of the Cantor
                                         Exchange(SM). Mr. Lutnick is a member of the
                                         Executive Committee of the Intrepid Museum
                                         Foundation's Board of Trustees, the Board of
                                         Managers of Haverford College, and the Boards of
                                         the Zachary and Elizabeth M. Fisher Center for
                                         Alzheimer's Disease Research at Rockefeller
                                         University, City Harvest and Tate Gallery Projects
                                         Ltd.

Lee M. Amaitis         51      2001      Mr. Amaitis has been our Global Chief Operating
                                         Officer and director since September 2001.
                                         Mr. Amaitis has been Executive Managing Director
                                         of eSpeed International Limited from
                                         December 1999. Mr. Amaitis has also been President
                                         and Chief Executive Officer of Cantor Fitzgerald
                                         International and Cantor Fitzgerald Europe since
                                         March 1995. Prior to joining Cantor, Mr. Amaitis was
                                         Managing Partner and Senior Managing Director of
                                         Cowen Government Brokers from April 1991 to
                                         February 1995 and was Manager MBS and Limited
                                         Partner of Cowen & Co. from February 1989 to
                                         April 1991.

Joseph C. Noviello     36      2001      Mr. Noviello has been our Chief Information Officer
                                         and director since September 2001. Mr. Noviello
                                         served as our Senior Vice President and Chief
                                         Technology Officer from December 1999 to
                                         September 2001. From December 1995 to
                                         December 1999, Mr. Noviello served as Managing
                                         Director of Cantor.

                                         PRINCIPAL OCCUPATIONS DURING THE LAST
NAME                    AGE     SINCE    FIVE YEARS; OTHER DIRECTORSHIPS
--------------------   -----   -------   ------------------------------------------------------
Stephen M. Merkel      43      2001      Mr. Merkel has been our director since
                                         September 2001. Mr. Merkel has been our Senior
                                         Vice President, General Counsel and Secretary since
                                         June 1999. Mr. Merkel has also been Executive
                                         Managing Director, General Counsel and Secretary
                                         of Cantor since December 2000 and was Senior Vice
                                         President, General Counsel and Secretary of Cantor
                                         from 1993 to December 2000. Mr. Merkel is
                                         responsible for Cantor's legal, compliance, tax, risk
                                         and credit departments. Mr. Merkel serves as a
                                         director and Secretary of the Cantor Exchange(SM).
                                         Prior to joining Cantor, Mr. Merkel was Vice
                                         President and Assistant General Counsel of Goldman
                                         Sachs & Co. from February 1990 to May 1993. From
                                         September 1985 to January 1990, Mr. Merkel was
                                         associated with the law firm of Paul, Weiss, Rifkind,
                                         Wharton & Garrison. Mr. Merkel is on the Board of
                                         Directors of Freedom International Brokerage
                                         Company and is on the Management Committee of
                                         TradeSpark, L.P.

Richard C. Breeden     51      1999      Mr. Breeden has been our director since
                                         December 1999. Mr. Breeden has been Chairman of
                                         the Board and Chief Executive Officer of Equivest
                                         Finance, Inc., a publicly traded vacation ownership
                                         company, since October 1997 and President since
                                         October 1998. Mr. Breeden has served as Trustee for
                                         the Bennett Funding Group, Inc. since 1996.
                                         Mr. Breeden also has served as President of Richard
                                         C. Breeden & Co., a consulting firm, since 1996.
                                         From 1993 to 1996, Mr. Breeden served as Chairman
                                         of the worldwide financial services practice of
                                         Coopers & Lybrand and, from 1989 to 1993, Mr.
                                         Breeden was Chairman of the U.S. Securities and
                                         Exchange Commission. Mr. Breeden is a member of
                                         the Board of Directors of W.P. Stewart & Co., Ltd.

                                       PRINCIPAL OCCUPATIONS DURING THE LAST
NAME                  AGE     SINCE    FIVE YEARS; OTHER DIRECTORSHIPS
------------------   -----   -------   ------------------------------------------------------
Larry R. Carter      58      1999      Mr. Carter has been our director since
                                       December 1999. Mr. Carter joined Cisco Systems,
                                       Inc., a computer technology company, in
                                       January 1995 as Vice President, Finance and
                                       Administration and as Chief Financial Officer and
                                       Secretary. In July 1997, he was promoted to Senior
                                       Vice President, Finance and Administration, Chief
                                       Financial Officer and Secretary and has served as a
                                       director of Cisco Systems since July 2000. From 1992
                                       to January 1995, Mr. Carter was Vice President and
                                       Corporate Controller at Advanced Micro Devices.
                                       Hiscareer also includes four years with V.L.S.I.
                                       Technology Inc. as Vice President, Finance and
                                       Chief Financial Officer and two years at S.G.S.
                                       Thompson Microelectronics Inc. as Vice President,
                                       Finance, Administration and Chief Financial Officer.
                                       He also spent 19 years at Motorola, Inc., where he
                                       held a variety of financial positions, the last being
                                       Vice President and Controller, M.O.S. Group. Mr.
                                       Carter is a member of the Board of Trustees at
                                       Loyola Marymount University. Mr. Carter is on the
                                       Board of Directors of QLogic Corporation,
                                       Transmeta Corporation and Cisco Systems, Inc.

William J. Moran     60      1999      Mr. Moran has been our director since
                                       December 1999. Mr. Moran joined the Chase
                                       Manhattan Corporation and the Chase Manhattan
                                       Bank in 1975 as Internal Control Executive. After
                                       several promotions, Mr. Moran was named General
                                       Auditor in 1992, Executive Vice President in 1997
                                       and a member of the Management Committee in
                                       1999. Before joining Chase, now J.P. Morgan Chase
                                       & Co., Mr. Moran was with the accounting firm of
                                       Peat, Marwick, Mitchell & Co. for nine years.

VOTE REQUIRED FOR APPROVAL

     The seven nominees receiving a plurality of the Total Voting Power present in person or by Proxy at the Annual Meeting and entitled to vote on the election of directors will be elected as directors.


RECOMMENDATION OF OUR BOARD OF DIRECTORS

     OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE SEVEN NOMINEES FOR DIRECTORS.


COMPENSATION OF DIRECTORS

     Directors who are also our employees do not receive additional compensation for serving as directors. In 2000, we granted our non-employee directors options to purchase 10,000 shares of our Class A common stock at an exercise price per share equal to $17.00, which was the price of our Class A common stock on the date of grant, October 26, 2000. These options vest in three equal installments beginning on the first of three six-month anniversaries of the date of grant. Non-employee directors are also reimbursed for out-of-pocket expenses incurred in attending meetings of our board of directors or committees of our board of directors. Beginning in 2001, our non-employee directors receive annual compensation of $25,000 and options to purchase 10,000 shares of our Class A common stock, which options shall vest in three equal installments beginning on the first of three six-month anniversaries of the date of grant. They also receive $2,000 for each quarterly meeting of our board of directors attended, options to purchase 1,500 shares of our Class A common stock, which options vest in three equal installments beginning on the first of three six-month anniversaries of the date of grant, and $1,000 for each additional meeting of our board of directors or committee of our board of directors actually attended, whether by telephone or otherwise. If a meeting of our board of directors and a meeting of a committee of our board of directors are held on the same date, an aggregate of $1,000 will be paid for attendance at both meetings. Non-employee directors are also reimbursed for all out-of-pocket expenses incurred in attending meetings of our board of directors or committees of our board of directors.


MEETINGS AND COMMITTEES OF OUR BOARD OF DIRECTORS


     Our board of directors held six meetings during the year ended December 31, 2000.


     Our board of directors has an Audit Committee and a Compensation Committee. The members of our Compensation Committee are presently Messrs. Breeden, Carter and Moran, all of whom are non-employee directors. The Compensation Committee is responsible for reviewing and approving all compensation arrangements for our executive officers and for administering our stock option and stock purchase plans. The Compensation Committee held two meetings during the year ended December 31, 2000. The members of our Audit Committee are presently Messrs. Breeden, Carter and Moran, all of whom are independent directors (as defined in the applicable rules of the Nasdaq Stock Market). Our Audit Committee selects our independent auditors, consults with our auditors and with management with regard to the adequacy of our internal accounting controls and considers any non-audit functions to be performed by our independent auditors. The Audit Committee held six meetings during the year ended December 31, 2000. Our board of directors has adopted a written charter for the Audit Committee.


EXECUTIVE OFFICERS


     Our executive officers are appointed annually by our board of directors and serve at the discretion of our board of directors. Our executive officers, their respective ages and positions and certain other information with respect to each of them are set forth herein under the section entitled "Election of Directors."

                             EXECUTIVE COMPENSATION


     The following table provides certain summary information concerning all compensation earned by our Chief Executive Officer and each of our other four most highly compensated executive officers whose annual salary and bonus for the period from March 10, 1999 through December 31, 1999 and the year ended December 31, 2000 exceeded $100,000 in the aggregate (collectively, the "Named Executive Officers").


                          SUMMARY COMPENSATION TABLE




                                                                               LONG-TERM
                                                                             COMPENSATION
                                                                                AWARDS
                                                                        ----------------------
                                                                         SECURITIES UNDERLYING
NAME AND PRINCIPAL POSITION         YEAR       SALARY        BONUS            OPTIONS (#)
--------------------------------   ------   -----------   -----------   ----------------------
Howard W. Lutnick ..............   2000      $350,000      $650,000              625,000
 Chairman and Chief                1999       280,000                          2,500,000
 Executive Officer

Frederick T. Varacchi* .........   2000       500,000       500,000              200,000
 President and Chief Operating     1999       400,000                            800,000
 Officer

Douglas B. Gardner* ............   2000       250,000       350,000               75,000
 Vice Chairman                     1999       200,000                            375,000

Jeffrey G. Goldflam* ...........   2000        38,356        62,500               80,000
 Senior Vice President and Chief
 Financial Officer

Stephen M. Merkel ..............   2000       150,000       300,000              100,000
 Senior Vice President and         1999       120,000                            100,000
 General Counsel


----------
* Messrs. Varacchi, Gardner and Goldflam were lost as a result of the terrorist attacks of September 11, 2001.

The following table sets forth the options granted during 2000 and the value of the options held on December 31, 2000 by the Named Executive Officers:


                       OPTION GRANTS IN LAST FISCAL YEAR




                                                            INDIVIDUAL GRANTS
                                                            -----------------
                                                        PERCENT OF
                                       NUMBER OF           TOTAL
                                        SHARES            OPTIONS
                                      UNDERLYING        GRANTED TO      EXERCISE OR
                                        OPTIONS        EMPLOYEES IN     BASE PRICE     EXPIRATION        GRANT DATE
NAME                                    GRANTED            2000          ($/SHARE)        DATE        PRESENT VALUE ($)
--------------------------------   ----------------   --------------   ------------   ------------   ------------------
Howard W. Lutnick ..............        625,000(1)          17.0%         $16.875     11/27/10            8,352,405(3)
Frederick T. Varacchi* .........        200,000(1)           5.4           16.875     11/27/10            2,672,770(3)
Douglas B. Gardner* ............         75,000(1)           2.0           16.875     11/27/10            1,002,289(3)
Jeffrey G. Goldflam* ...........         65,000(2)           1.8           27.50       9/17/10            1,289,008(4)
                                         15,000(1)           0.4           16.875     11/27/10              200,458(3)
Stephen M. Merkel ..............        100,000(1)           2.7           16.875     11/27/10            1,336,385(3)

----------
* Messrs. Varacchi, Gardner and Goldflam were lost as a result of the terrorist attacks of September 11, 2001.

(1) Twenty percent of the options vest on November 28, 2001 and 5% vest quarterly thereafter.

(2) Twenty percent of the options vested on September 18, 2001 and 5% vest quarterly thereafter.

(3) The fair value of the options was estimated using a modified Black-Scholes option pricing model and the following assumptions: risk-free interest rate of 5.25%, no expected dividends, expected stock price volatility of 80% and assumed to be exercised at 80% of their original life.

(4) The fair value of the options was estimated using a modified Black-Scholes option pricing model and the following assumptions: risk-free interest rate of 5.83%, no expected dividends, expected stock price volatility of 65% and assumed to be exercised at 80% of their original life.


The following table provides information, with respect to the Named Executive Officers, concerning options and SARs held as of December 31, 2000.


              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                     AND FISCAL YEAR-END OPTION/SAR VALUES




                                                                 NUMBER OF SECURITIES
                                     SHARES       VALUE         UNDERLYING UNEXERCISED           VALUE OF UNEXERCISED IN-
                                    ACQUIRED     REALIZED       OPTIONS/SARS AT FISCAL            MONEY OPTIONS/ SARS AT
                                       ON           ON               YEAR-END (#)                 FISCAL YEAR-END($)(1)
                                    EXERCISE     EXERCISE   -------------------------------   ------------------------------
NAME                                   (#)         ($)       EXERCISABLE     UNEXERCISABLE     EXERCISABLE     UNEXERCISABLE
--------------------------------   ----------   ---------   -------------   ---------------   -------------   --------------
Howard W. Lutnick ..............        0            --        1,000,000        2,125,000            0               0
Frederick T. Varacchi* .........        0            --          200,000          800,000            0               0
Douglas B. Gardner* ............        0            --           93,750          356,250            0               0
Jeffrey G. Goldflam* ...........        0            --                0           80,000            0               0
Stephen M. Merkel ..............        0            --           25,000          175,000            0               0

----------
* Messrs. Varacchi, Gardner and Goldflam were lost as a result of the terrorist attacks of September 11, 2001.

(1) Based on the last reported price of $15.675 for our Class A common stock on December 29, 2000.


          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee of our board of directors consists of Messrs. Breeden, Carter and Moran. All of the members of the Compensation Committee are non-employee directors and are not former officers. During 2000, none of our executive officers served as a member of the board of directors or on the compensation committee of a corporation where any of its executive officers served on our Compensation Committee or on our board of directors.

REPORT OF THE COMPENSATION COMMITTEE OF OUR BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

     The Compensation Committee reviews and recommends to our board of directors for its approval the salaries and bonuses of our executive officers, including our four executive officers. In addition, the Compensation Committee grants awards under our Long-Term Incentive Plan and administers our Long-Term Incentive Plan and our Employee Stock Purchase Plan.

 Compensation Philosophy

     Our executive compensation program is designed to integrate compensation with the achievement of our short and long-term business objectives and to assist us in attracting, motivating and retaining the highest quality executives.

     Executive compensation is comprised of three components: (i) a base salary, which is designed to attract talented employees and contribute to motivating and rewarding individual performance; (ii) an incentive bonus of cash, stock and/or options, which is intended to tie financial reward with the achievement of our short-term performance objectives; and (iii) a long-term incentive program, which is designed to promote the achievement of long-term performance goals and to align the long-term interests of our executive officers with those of our stockholders.

     The Compensation Committee generally intends that compensation paid to our Chief Executive Officer and the other Named Executive Officers not be subject to the limitation on tax deductibility under Section 162(m) of the Internal Revenue Code, as amended (the "Code"), so long as this can be achieved in a manner consistent with the Committee's other objectives. Section 162(m) generally eliminates a corporation's tax deduction in a given year for payments to certain named executive officers in excess of $1 million, unless the payments result from "qualified performance-based compensation." The Compensation Committee has been advised that compensation paid in 2000 should not be subject to the limitation on deductibility under Code Section 162(m).

 Base Salary Compensation

     The Compensation Committee believes that the retention of executives who have developed the skills and expertise required to lead our organization is vital to our competitive strength. The Compensation Committee further believes that attracting other key employees who can supplement the efforts of our existing executives is absolutely critical. To this end, it is the Compensation Committee's policy to establish base pay at competitive levels.

 Incentive Bonus Compensation

     The Compensation Committee believes that compensation should vary with corporate performance and that a significant portion of compensation should continue to be linked to the achievement of business goals.

 Grants of Stock Options

     It is the policy of the Compensation Committee to award stock options to our executive officers and other key employees in order to align their interests with those of our long-term investors and to help attract and retain these persons. The options, therefore, provide value to the recipients only if and when the market price of our Class A common stock increases above the option grant price. To that end, there is ongoing review by the Compensation Committee of the market price of our Class A common stock and the grant price of options. It is the Compensation Committee's goal to preserve this incentive as an effective tool in motivating and retaining executives.

     In 2000, options to purchase 1,080,000 shares of our Class A common stock were granted by our Compensation Committee to the Named Executive Officers.

 Compensation of Our Chief Executive Officer

     In 2000, Mr. Lutnick was paid a salary of $350,000 and a bonus of $650,000. Mr. Lutnick was granted options to purchase 625,000 shares of our Class A common stock in 2000, which vest and become exercisable in five annual installments beginning November 28, 2001. The Compensation Committee considered several factors in establishing our Chief Executive Officer's compensation package, including market pay practices, performance level, contributions toward achievement of strategic goals and our overall financial and operating success.




                                        THE COMPENSATION COMMITTEE


                                        Richard C. Breeden
                                        Larry R. Carter
                                        William J. Moran

                         SECURITY OWNERSHIP OF CERTAIN
                       BENEFICIAL OWNERS AND MANAGEMENT


     MANAGEMENT. The following table sets forth certain information, as of October 1, 2001, with respect to the beneficial ownership of our Common Equity by: (i) each director; (ii) each person who will be a Named Executive Officer for 2001; and (iii) all executive officers and directors as a group. Each person listed below can be reached at our headquarters located at 299 Park Avenue, New York, New York 10171. Shares of our Class B common stock are convertible into shares of our Class A common stock at any time in the discretion of the holder on a one-for-one basis. Accordingly, a holder of our Class B common stock is deemed to be the beneficial owner of an equal number of shares of our Class A common stock for purposes of this table.




                                                                     BENEFICIAL OWNERSHIP(1)
                                                  --------------------------------------------------------------
                                                       CLASS A COMMON STOCK             CLASS B COMMON STOCK
                                                  -------------------------------   ----------------------------
NAME                                                     SHARES             %            SHARES            %
-----------------------------------------------   -------------------   ---------   ----------------   ---------
Howard W. Lutnick .............................    30,140,339(2)            53.6     28,524,737(3)         100%
Lee M. Amaitis ................................       201,384(4)              *              --             --
Joseph C. Noviello ............................        55,391(5)              *              --             --
Stephen M. Merkel .............................        70,102(6)              *              --             --
Richard C. Breeden ............................        46,333(7)              *              --             --
Larry R. Carter ...............................        68,833(8)              *              --             --
William J. Moran ..............................        26,833(7)              *              --             --
All executive officers and directors as a group
 (7 persons) ..................................    31,267,252               55.3     28,524,737            100%

----------
*     Less than 1 %

(1) Based on information supplied by officers and directors, and filings under Sections 13 and 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The share amounts in the table do not reflect shares of our Class A common stock to be transferred to Messrs. Lutnick, Amaitis, Noviello and Merkel pursuant to deferred stock transfers by Cantor Fitzgerald, L.P. in connection with a modification of Cantor Fitzgerald, L.P. partnership units, which transfers are subject to forfeiture in the event of discontinued status as a limited partner or violation of certain provisions of the Cantor Fitzgerald, L.P. partnership agreement determined as of January 2002.

(2) Consists of (1) 1,325,000 options to purchase our Class A common stock exercisable within 60 days, (2) 4,163,398 shares of our Class B common stock held by Cantor Fitzgerald, L.P., (3) 24,361,339 shares of our Class B common stock held by Cantor Fitzgerald Securities and (4) 290,602 shares of our Class A common stock held by CF Group Management, Inc. Cantor Fitzgerald, L.P. is the managing partner of Cantor Fitzgerald Securities. CF Group Management, Inc. is the Managing General Partner of Cantor Fitzgerald, L.P. and Mr. Lutnick is the President and sole stockholder of CF Group Management, Inc.

(3) Consists of (1) 4,163,398 shares of our Class B common stock held by Cantor Fitzgerald, L.P. and (2) 24,361,339 shares of our Class B common stock held by Cantor Fitzgerald Securities.

(4) Includes 123,750 options to purchase our Class A common stock exercisable within 60 days.

(5) Includes 53,547 options to purchase our Class A common stock exercisable within 60 days.

(6)   Includes (1) 2,250 shares beneficially owned by Mr. Merkel's spouse and
      (2) 55,000 options to purchase our Class A common stock exercisable within 60 days.

(7) Includes 27,666 options to purchase Class A common stock exercisable within 60 days.

(8) Includes (1) 45,500 shares owned by Cavallino Ventures LLC, of which Mr. Carter is the President and (2) 26,666 options to purchase our Class A common stock exercisable within 60 days.

     OTHERS. The following table sets forth certain information, as of October 1, 2001, with respect to the beneficial ownership of our Common Equity by each person or entity known to us to beneficially own more than 5% of our Class A common stock, other than our officers and directors. Unless indicated otherwise, the address of each entity listed is 299 Park Avenue, New York, New York 10171, and each entity listed has sole voting and investment power over the shares beneficially owned. Shares of our Class B common stock are convertible into shares of our Class A common stock at any time in the discretion of the holder on a one-for-one basis. Accordingly, a holder of our Class B common stock is deemed to be the beneficial owner of an equal amount of number of shares of our Class A common stock for purposes of this table.




                                                                BENEFICIAL OWNERSHIP(1)
                                         ----------------------------------------------------------------------
                                                CLASS A COMMON STOCK                 CLASS B COMMON STOCK
                                         -----------------------------------   --------------------------------
NAME                                            SHARES               %                SHARES              %
--------------------------------------   -------------------   -------------   -------------------   ----------
Cantor Fitzgerald Securities .........        24,361,339(3)         44.3(4)         24,361,339           85.4%
Cantor Fitzgerald, L.P. ..............        28,524,737(5)         51.9(4)         28,524,737(5)         100%
CF Group Management, Inc. ............        28,815,339(6)         52.4(4)         28,524,737(5)         100%

----------
(1) The share amounts in the table do not reflect the future transfer of shares of Class B common stock by Cantor Fitzgerald, L.P. to its limited partners, including CF Group Management, Inc., pursuant to deferred stock transfers in connection with a modification of Cantor Fitzgerald, L.P. partnership units, which transfers are subject to forfeiture in certain circumstances determined as of January 2002.

(2) Based on 28,524,737 shares of our Class B common stock outstanding on October 1, 2001.

(3)   Consists of shares of our Class B common stock.

(4) Percentage based on 26,449,042 shares of our Class A common stock and 28,524,737 shares of our Class B common stock outstanding on October 1, 2001.

(5) Consists of (1) 4,163,398 shares of our Class B common stock owned by Cantor Fitzgerald, L.P. and (2) 24,361,339 shares of our Class B common stock owned by Cantor Fitzgerald Securities. Cantor Fitzgerald, L.P. is the managing partner of Cantor Fitzgerald Securities.

(6) Includes (1) 24,361,339 shares of our Class B common stock held by Cantor Fitzgerald Securities and (2) 4,163,398 shares of our Class B common stock held by Cantor Fitzgerald L.P. CF Group Management, Inc. is the Managing General Partner of Cantor Fitzgerald, L.P.

          PROPOSAL 2--APPROVAL OF OUR 1999 LONG-TERM INCENTIVE PLAN,
                            AS AMENDED AND RESTATED

     In October 2001, our board of directors adopted an amendment to our 1999 Long-Term Incentive Plan to increase the number of shares of our Class A common stock that may be subject to outstanding awards under the Plan from 20% of the number of outstanding shares of all classes of outstanding stock to the greater of (i) 16 million shares or (ii) 30% of the number of outstanding shares of all classes of outstanding stock. Our board of directors adopted this amendment to allow us to continue to attract, retain and reward present and prospective officers, employees, directors, consultants and certain other individuals (including employees of Cantor) and to continue to have the ability to compensate them in a way that provides additional incentives and enables such individuals to obtain and increase their ownership interests in our Class A common stock.

     Our board of directors also approved amendments to the Plan to enable the compensation attributable to certain awards to be characterized as "performance-based compensation" for purposes of Section 162(m) of the Internal Revenue Code. Performance-based compensation will not be taken into account when applying Section 162(m)'s $1 million cap on our tax deduction for compensation paid in any year to any Named Executive Officer. In this regard, the Plan was amended to add a cap of three million on the number of shares that may be subject to an award granted to any one individual in any calendar year, and provisions were added which allow awards to be granted subject to achieving performance criteria, as specified below. Even with these amendments, not all awards granted under the Plan will qualify as performance-based, and our Compensation Committee reserves the right to grant awards for which a tax deduction may not always be available.

     We are submitting the entire Plan, as amended and restated to incorporate these changes, to our stockholders for approval. The approval or lack of approval of this proposal will not affect the rights of holders of awards that were granted prior to adoption by our board of directors of these amendments.


DESCRIPTION OF THE PLAN

     The Plan is set forth in Appendix A to this Proxy Statement, and the following description of the Plan is qualified in its entirety by reference to Appendix A.

     The purpose of the Plan is to provide a means to attract, retain, motivate and reward present and prospective directors, officers, employees and consultants of the Company and our parents and subsidiaries by increasing their ownership interests in the Company. Under the Plan, individual awards may take the form of: (i) options to purchase shares of our Class A common stock, including incentive stock options ("ISOs"), non-qualified stock options or both; (ii) stock appreciation rights ("SARs"); (iii) restricted stock, consisting of shares that are subject to forfeiture based on the failure to satisfy employment-related restrictions; (iv) deferred stock, representing the right to receive shares of stock in the future; (v) bonus stock and awards in lieu of cash compensation; (vi) dividend equivalents, consisting of a right to receive cash, other awards or other property equal in value to dividends paid with respect to a specified number of shares of common stock, or other periodic payments; or (vii) other awards not otherwise provided for, the value of which are based in whole or in part upon the value of our Class A common stock. Awards granted under the Plan are generally not assignable or transferable except by the laws of decent and distribution.

     The Plan is generally administered by our Compensation Committee, except that our board of directors will perform the Compensation Committee's functions under the Plan for purposes of grants of awards to non-employee directors, and may perform any other function of the Compensation Committee as well. The Compensation Committee has the authority, among other things, to: (i) select the present or prospective directors, officers and other employees and consultants entitled to receive awards under the Plan; (ii) determine the form of awards, or combinations thereof, and whether such awards are to operate on a tandem basis or in conjunction with other awards; (iii) determine the number of shares of common stock or units or rights covered by an award; and (iv) determine the terms and conditions of any awards granted under the Plan, including any restrictions or limitations on transfer, any vesting schedules or the acceleration thereof and any forfeiture provisions or waiver thereof. The exercise price at which shares of our Class A common stock may be purchased pursuant to the grant of stock options under the Plan is to be determined by the Compensation Committee at the time of grant in its discretion, which discretion includes the ability to set an exercise price that is below the fair market value of the shares covered by such grant at the time of grant. The Compensation Committee may delegate its authority under the Plan to one or more of our officers. Pursuant to this authority, the Compensation Committee has delegated to our Chief Executive Officer its authority with respect to awards to employees who are not executive officers. The Compensation Committee may revoke this delegation at any time.

     The flexible terms of the Plan are intended to, among other things, permit the Compensation Committee to impose performance conditions with respect to any award, thereby requiring forfeiture of all or part of any award if performance objectives are not met, or linking the time of exercisability or settlement of an award to the achievement of performance conditions. For awards intended to qualify as "performance-based compensation" within the meaning of Section 162(m), such performance objectives will be based solely on (i) annual return on capital; (ii) annual earnings or earnings per share; (iii) annual cash flow provided by operations; (iv) changes in annual revenues; (v) stock price; and/or (vi) strategic business criteria, consisting of one or more objectives based on meeting specified revenue, market penetration, geographic business expansion goals, cost targets and goals relating to acquisitions or divestitures.

     As noted above, the maximum number of shares of our Class A common stock that may be subject to outstanding awards under the Plan may not exceed the greater of 30% of the aggregate number of shares of all classes of our common stock outstanding, determined immediately after each award is granted, or 16 million. The number of shares deliverable upon exercise of ISOs is limited to 16 million shares of our Class A common stock. In addition, no individual may receive awards in any one calendar year relating to more than five million shares of our Class A common stock. The number of shares reserved or deliverable under the Plan and the number of shares subject to outstanding awards are subject to adjustment in the event of stock splits, stock dividends and other extraordinary corporate events.

     Except as otherwise provided in individual award agreements, all conditions and restrictions relating to the continued performance of services with respect to the exercisability or full enjoyment of an award will lapse immediately prior to a "change in control" (as defined in the Plan).

     The Plan may be amended, altered, suspended, discontinued or terminated by our board of directors without stockholder approval unless such approval is required by law or regulation or under the rules of any stock exchange or automated quotation system on which our Class A common stock is then listed or quoted. Thus, stockholder approval will not necessarily be required for amendments which might increase the cost of the Plan or broaden eligibility. Stockholder approval will not be deemed to be required under laws or regulations that condition favorable tax treatment on such approval, although our board of directors may, in its discretion, seek stockholder approval in any circumstances in which it deems such approval advisable.


AWARDS SUBJECT TO APPROVAL OF THE PLAN

     On October 19, 2001, options to purchase 2,365,000 shares of our Class A common stock were granted. Each option was granted at an exercise price of $5.10 per share, and each option vests in 16 equal installments every three months, except that options granted to our non-employee directors vest in three equal installments every six months. The following is a breakdown of the option grants:



  Non-Employee Directors   30,000 shares each
  Howard W. Lutnick        1,500,000 shares
  Lee M. Amaitis           375,000 shares
  Joseph C. Noviello       200,000 shares
  Stephen M. Merkel        200,000 shares

The grant of these options is subject to stockholder approval of the Plan as amended and restated, and if such approval is not obtained, these options will be cancelled.

FEDERAL INCOME TAX CONSEQUENCES


     The following is a brief description of the federal income tax consequences generally arising with respect to awards that may be granted under the Plan. This discussion is intended for the information of stockholders considering how to vote at the Annual Meeting and not as tax guidance to individuals who participate in the Plan.


     The grant of an option or SAR will create no tax consequences for the participant or us. A participant will not have taxable income upon exercising an ISO (except that the alternative minimum tax may apply) and we will receive no deduction at that time. Upon exercising an option other than an ISO, the participant must generally recognize ordinary income equal to the difference between the exercise price and the fair market value of the freely transferable and nonforfietable stock received. In each case, we will generally be entitled to a deduction equal to the amount recognized as ordinary income by the participant.


     A participant's disposition of shares acquired upon the exercise of an option or SAR generally will result in capital gain or loss measured by the difference between the sale price and the participant's tax basis in such shares (or the exercise price of the option in the case of shares acquired by exercise of an ISO and held for the applicable ISO holding periods). Generally there will be no tax consequences to us in connection with a disposition of shares acquired upon the exercise of an option or other award, except that we will generally be entitled to a deduction (and the participant will recognize ordinary taxable income) if shares acquired upon exercise of an ISO are disposed of before the applicable ISO holding periods have been satisfied.


     With respect to awards granted under the Plan that may be settled either in cash or in stock or other property that is either not restricted as to transferability or not subject to a substantial risk of forfeiture, the participant generally must recognize ordinary income equal to the cash or fair market value of stock or other property received. We will generally be entitled to a deduction for the same amount. With respect to awards involving stock or other property that is restricted as to transferability and subject to a substantial risk of forfeiture, the participant generally must recognize ordinary income equal to the fair market value of the shares or other property received at the first time the shares or other property become transferable or not subject to a substantial risk of forfeiture, whichever occurs earlier. We will generally be entitled to a deduction in an amount equal to the ordinary income recognized by the participant. A participant may elect to be taxed at the time of receipt of the shares or other property rather than upon the lapse of restrictions on transferability or substantial risk of forfeiture, but if the participant subsequently forfeits such shares or property, the participant would not be entitled to any tax deduction, including capital loss, for the value of the shares or property on which the participant previously paid tax. Such election must be made and filed with the Internal Revenue Service within thirty days of the receipt of the shares or other property.


     As discussed above, in certain cases the tax deduction to which we otherwise are entitled may be limited by application of Section 162(m) of the Internal Revenue Code.


VOTE REQUIRED FOR APPROVAL


     The affirmative vote of the holders of a majority of the Total Voting Power present in person or represented by Proxy at the Annual Meeting and entitled to vote is required to approve the Plan, as amended and restated.


RECOMMENDATION OF OUR BOARD OF DIRECTORS


     OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE APPROVAL OF OUR 1999 LONG-TERM INCENTIVE PLAN, AS AMENDED AND RESTATED.

                               PERFORMANCE GRAPH


     The performance graph below shows a comparison of the cumulative total return, on a dividend reinvestment basis, measured on December 10, 1999 (the date of our initial public offering), December 31, 1999 and December 31, 2000 assuming $100 was invested on December 10, 1999 in our Class A common stock, our selected peer group and the S&P 500. Our peer group consists of Ariba, Commerce One, FreeMarkets and VerticalNet, which also operate business-to-business electronic marketplaces. The returns of each peer group company have been weighted according to its stock market capitalization for purposes of arriving at a peer group average.


                            CUMULATIVE TOTAL RETURN
                   AMONG eSPEED, INC., S&P 500 AND PEER GROUP



                               [GRAPHIC OMITTED]



                        12/10/99          12/31/99         12/31/00
                        --------          --------         --------

eSpeed, Inc.             $100.00          $161.65           $71.31

S & P 500                $100.00          $105.89           $96.25

Peer Group Only          $100.00          $172.18           $52.89

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS


THE FORMATION TRANSACTIONS

     Concurrently with our initial public offering, Cantor contributed to us certain of our assets. These assets primarily consisted of the proprietary software, network distribution systems, technologies and related contractual rights that comprise our eSpeed (Registered Trademark) system. In exchange for these assets, we issued to Cantor 43,999,900 shares of our Class B common stock, representing approximately 98% of the voting power of our capital stock outstanding at the time. Cantor converted 3,350,000 of these shares into the shares of our Class A common stock which it sold in our initial public offering in December 1999.

     We entered into the agreements described below in connection with the formation transactions and to help define the terms of our relationship with Cantor in the future. In an effort to mitigate conflicts of interest between us and Cantor, we and Cantor have agreed that none of these agreements may be amended without the approval of a majority of our disinterested directors.


JOINT SERVICES AGREEMENT

     Under our Joint Services Agreement with Cantor, we own and operate the electronic trading systems and are responsible for providing electronic brokerage services, and Cantor provides voice-assisted brokerage services, clearance, settlement and other fulfillment and related services, such as credit and risk management services, oversight of client suitability and regulatory compliance, sales positioning of products and other services customary to brokerage operations. This agreement provides for a perpetual term.


REVENUE SHARING ARRANGEMENT

     Under the Joint Services Agreement, we and Cantor share commissions derived from transactions effected in the marketplaces in which we collaborate and other specified markets. We have agreed to collaborate with Cantor to determine the amount of commissions to be charged to clients that affect transactions in these marketplaces; however, in the event we are unable to agree with Cantor with respect to a transaction pricing decision, Cantor is entitled to make the final pricing decision with respect to transactions for which Cantor provides voice-assisted brokerage services and we are entitled to make the final pricing decision with respect to transactions that are fully electronic. We may not make a final transaction pricing decision that results in the share of transaction commissions received by Cantor being less than Cantor's actual cost of providing clearance, settlement and fulfillment services and other transaction services. The Company and Cantor share revenues derived from transactions effected in the marketplaces in which we collaborate and other specified markets. The portion of the transaction revenues that we and Cantor receive are based on several factors, including whether: (1) the marketplace is one in which we collaborate with Cantor; (2) the transaction is fully electronic or Cantor provides voice-assisted brokerage services; (3) the product traded is a financial product; and (4) the product is traded on the Cantor Exchange(SM). The percentage of the transaction revenues we receive ranges from 2.5% to 65%. However, in general, we receive 65% of the transaction revenues for fully electronic transactions and Cantor receives 35% of the transaction revenues. Cantor receives 93% of the transaction revenues for voice-assisted brokerage transactions and we receive 7% of the transaction revenues. In addition, if the transactions relate to a gaming business, we receive 25% of the net trading revenues.


SYSTEM SERVICES

     We also provide to Cantor technology support services, including: (1) systems administration; (2) internal network support; (3) support and procurement for desktops of end-user equipment; (4) operations and disaster recovery services; (5) voice and data communications; (6) support and development of systems for clearance, settlement and other fulfillment services; (7) systems support for Cantor brokers; (8) electronic applications systems and network support and development for the unrelated dealer businesses with respect to which we do not collaborate with Cantor; and (9) provision and/or implementation of existing electronic applications systems, including improvements and upgrades thereto, and use of the related intellectual property rights, having application in a gaming business. Cantor pays to us an amount equal to the direct and indirect costs, including overhead, that we incur in performing these services.


INTELLECTUAL PROPERTY

     Cantor has granted to us a license covering Cantor's patents and patent applications that relate to our eSpeed (Registered Trademark) system. The license is perpetual, irrevocable, worldwide and royalty free and is exclusive, except in the event that (1) we are unwilling to provide to Cantor any requested services covered by the patents with respect to a marketplace and Cantor elects not to require us to do so, or we are unable to provide such services or (2) we do not exercise our right of first refusal to provide to Cantor electronic brokerage services with respect to a marketplace, in which event Cantor will have a limited right to use the patents and patent applications solely in connection with the operation of that marketplace. Cantor will cooperate with us, at our expense, in any attempt by us to prevent any third party infringement of our patent rights under the license. Cantor has also granted to us a non-exclusive, perpetual, irrevocable worldwide, royalty-free right and license to use the servicemarks "Cantor Exchange(SM)," "Interactive Matching(SM)," "MOLE(SM)" and "CX(SM)".


NON-COMPETITION AND MARKET OPPORTUNITY PROVISIONS

     The Joint Services Agreement imposes performance obligations on us and restricts our ability to compete with Cantor and Cantor's ability to compete with us in markets that we and Cantor traditionally operate. We and Cantor have agreed to exclude the TradeSpark and Freedom marketplaces from the provisions of the Joint Services Agreement in order to enable us to enter into separate agreements in connection with the new marketplaces.


ADMINISTRATIVE SERVICES AGREEMENT

     Under our Administrative Services Agreement with Cantor, Cantor provides certain administrative and management services to us. Cantor makes available to us some of its administrative and other staff, including its internal audit, treasury, legal, tax, human resources, corporate development and accounting staffs. Members of these staffs arrange for our insurance coverage and provide a wide array of services, including administration of our personnel and payroll operations, benefits administration, internal audits, facilities management, promotional sales and marketing, legal, risk management, accounting and tax preparation and other services. We reimburse Cantor for the actual costs incurred by Cantor, plus other reasonable costs, including reasonably allocated overhead and any applicable taxes. We have also entered into arrangements with Cantor under which we have the right to use certain assets, principally computer equipment, from Cantor. These assets are subject to operating leases with third party leasing companies. Under the Administrative Services Agreement, we provide sales, marketing and public relations services to Cantor. Cantor reimburses us for the actual costs incurred by us, plus other reasonable costs, including reasonably allocated overhead. The Administrative Services Agreement has a three-year term which will renew automatically for successive one-year terms unless canceled by either us or Cantor upon six months' prior notice; provided, however, that our right to use our London office space expires at the earlier of (1) the time Cantor's lease expires in 2016 or (2) until Cantor ceases to be an affiliate of ours and Cantor asks us to vacate.


REGISTRATION RIGHTS AGREEMENT

     Pursuant to the Registration Rights Agreement entered into by Cantor and us, Cantor has received piggyback and demand registration rights.

     The piggyback registration rights allow Cantor to register the shares of our Class A common stock issued or issuable to it in connection with the conversion of its shares of our Class B common stock whenever we propose to register any shares of our Class A common stock for our own or another's account under the Securities Act for a public offering, other than any shelf registration of shares of our Class A common stock to be used as consideration for acquisitions of additional businesses and registrations relating to employee benefit plans.

     Cantor also has the right, on three occasions, to require that we register under the Securities Act any or all of the shares of our Class A common stock issued or issuable to it in connection with the conversion of its shares of our Class B common stock. The demand and piggyback registration rights apply to Cantor and to any transferee of shares held by Cantor who agrees to be bound by the terms of the Registration Rights Agreement.

     We have agreed to pay all costs of one demand and all piggyback registrations, other than underwriting discounts and commissions. We have also agreed to indemnify Cantor and any transferee for certain liabilities they may incur in connection with the exercise of their registration rights. All of these registration rights are subject to conditions and limitations, including
(1) the right of underwriters of an offering to limit the number of shares included in that registration; (2) our right not to effect any demand registration within six months of a public offering of our securities; and (3) that Cantor agrees to refrain from selling its shares during the period from 15 days prior to and 90 days after the effective date of any registration statement for the offering of our securities.


POTENTIAL CONFLICTS OF INTEREST AND COMPETITION WITH CANTOR

     Various conflicts of interest between us and Cantor may arise in the future in a number of areas relating to our past and ongoing relationships, including potential acquisitions of businesses or properties, the election of new directors, payment of dividends, incurrence of indebtedness, tax matters, financial commitments, marketing functions, indemnity arrangements, service arrangements, issuances of our capital stock, sales or distributions by Cantor of its shares of our common stock and the exercise by Cantor of control over our management and affairs. Three of our directors and officers also serve as directors and/or officers of Cantor. Simultaneous service as an eSpeed director or officer and service as a director or officer, or status as a partner, of Cantor could create or appear to create potential conflicts of interest when such directors, officers and/or partners are faced with decisions that could have different implications for us and for Cantor. Mr. Lutnick, our Chairman, President and Chief Executive Officer, is the sole stockholder of the managing general partner of Cantor. As a result, Mr. Lutnick controls Cantor. Cantor owns shares of our Class A common stock and Class B common stock representing approximately 92.0% of the total voting power of our capital stock. Mr. Lutnick's simultaneous service as our Chairman, President and Chief Executive Officer and his control of Cantor could create or appear to create potential conflicts of interest when Mr. Lutnick is faced with decisions that could have different implications for us and for Cantor.

     Our relationship with Cantor may result in agreements that are not the result of arm's-length negotiations. As a result, the prices charged to us or by us for services provided under agreements with Cantor may be higher or lower than prices that may be charged by third parties and the terms of these agreements may be more or less favorable to us than those that we could have negotiated with third parties. However, transactions between us and Cantor and/or its other affiliates are subject to the approval of a majority of our independent directors. In addition, Cantor can compete with us under certain circumstances.


WILLIAMS AND DYNEGY

     On June 5, 2000, each of Williams Energy Marketing & Trading and Dynegy purchased a unit consisting of (a) 789,071 shares of our Class A common stock and (b) warrants exercisable for the purchase of up to 666,666 shares of our Class A common stock, for an aggregate purchase price for the unit of $25.0 million. The warrants have a per share exercise price of $35.20, a 10-year term and are exercisable commencing on December 5, 2005, subject to acceleration under certain prescribed circumstances. Acceleration results from the investment by Williams and/or Dynegy, along with at least two additional participants, in four new electronic and telephonic verticals to be formed by us and Cantor, which we refer to as Qualified Verticals, by an agreed upon date. The initial agreed upon date of June 2001 has been extended by the parties for a period not to exceed two years. We refer to such period as the "Presentment Period". The Presentment Period operates in three month increments, and is subject to the right of Dynegy and Williams to refuse to grant an additional three month extension on not less than 30 days' prior notice to us. In connection with the four Qualified Verticals, Williams and, subject to certain limitations, Dynegy, will be entitled to invest $25.0 million in shares of our Class A common stock at a 10% discount to the trading price of our Class A common stock determined at the time of the investment in the Qualified Vertical. If we present Qualified Vertical opportunities in accordance with the terms of the agreements, and if either Williams or Dynegy does not invest in at least four Qualified Verticals, the non-investing entity will be required to make a $2,500,000 payment to us for each investment not made, up to a maximum of $10 million. Williams has already invested in the first Qualified Vertical presented to it, TradeSpark.

     At such time as Williams and Dynegy (or their permitted affiliate assignees) have made an aggregate equity investment in us of an amount equal to at least $100.0 million, valued on a cost basis (and for so long as such parties maintain ownership of equity securities having such cost basis), Cantor will use its best efforts to cause one designee jointly selected by Williams and Dynegy to be nominated to our board of directors and to vote its shares of Common Equity in favor of such designee.

     In connection with the Williams and Dynegy transactions, we purchased from Cantor 789,071 shares of our Class A common stock, representing half of the number of shares of our Class A common stock sold by us to Williams and Dynegy, for a purchase price of $25.0 million. In addition, Cantor has agreed to sell half of the number of shares to be purchased by Williams and Dynegy, in the aggregate, each time an additional investment right is exercised in connection with a new Qualified Vertical for the same purchase price per share as is paid by Williams and Dynegy at the time.


TRADESPARK

     On September 22, 2000, we made a cash investment in TradeSpark, a comprehensive energy marketplace, of $2.0 million in exchange for a 5% interest in TradeSpark, and Cantor made a cash investment of $4.25 million in TradeSpark and agreed to contribute to TradeSpark certain assets relating to its voice brokerage business in certain energy products in exchange for a 28.33% interest in TradeSpark. We and Cantor also executed an amendment to the Joint Services Agreement in order to enable each of us to engage in this business transaction. The remaining 66.67% interest in TradeSpark was purchased by energy industry market participants ("EIPs"). In connection with such investment, we entered into a perpetual technology services agreement with TradeSpark pursuant to which we provide the technology infrastructure for the transactional and technology related elements of the TradeSpark marketplace as well as certain other services to TradeSpark in exchange for specified percentages of transaction revenues from the marketplace. If a transaction is fully electronic, we receive 65% of the aggregate transaction revenues and TradeSpark receives 35% of the transaction revenues. In general, if TradeSpark provides voice-assisted brokerage services with respect to a transaction, then we receive 35% of the revenues and TradeSpark receives 65% of the revenues. Cantor also entered into an administrative services agreement with TradeSpark pursuant to which it will provide administrative services to TradeSpark at cost. We and Cantor each received representation rights on the management committee of TradeSpark in proportion to our ownership interests in TradeSpark.

     In order to provide incentives to the EIPs to trade on the TradeSpark electronic marketplace, which will result in commissions to us under the TradeSpark technology services agreement, we issued 5,500,000 shares of our Series A preferred stock and 2,500,000 shares of our Series B preferred stock to a limited liability company newly-formed by the EIPs to hold their investments in TradeSpark and the Series A and B preferred stock.


MUNICIPAL PARTNERS

     On July 21, 2000, Cantor acquired the brokerage business of Municipal Partners, Inc. ("MPI") pursuant to an Asset Purchase Agreement by and among us, Cantor, MPI and the individuals signatory thereto for a cash payment of $1,500,000. In connection therewith, we issued to MPI's shareholders 28,374 shares of our Class A common stock (the "Restricted Stock") having a value at the date of issuance of $1,350,000. We issued stock to the shareholders of MPI, all but one of whom became employees of Cantor Fitzgerald Partners in connection with the transaction, in order to provide an incentive to those individuals to convert MPI's traditional voice brokerage business to fully electronic trading using our system and to assist Cantor Fitzgerald Partners in effecting the purchase of MPI. The Restricted Stock is subject to a lock-up, which was released as to 1/3 of the shares on each of April 1, 2001 and July 21, 2001 and will be released as to the final 1/3 on July 21, 2002. Although the purchased assets are owned by Cantor, we are entitled to 65% of the revenues generated from any fully electronic transaction effected in a marketplace utilizing our eSpeed (Registered Trademark) system pursuant to the Joint Services Agreement and Cantor receives 35% of the revenues. In addition, in order to provide incentives to promote the use of our eSpeed (Registered Trademark) trading platform in connection with the purchased business, we granted an aggregate of 28,374 restricted shares of our Class A common stock (the "Additional Stock") pursuant to our long-term incentive plan for an aggregate of $1,250,000 to certain employees of MPI that joined Cantor in exchange for interest-bearing promissory notes in the same aggregate principal amount. The Additional Stock may be redeemed, at our option, by cancellation of the related promissory note if we do not receive $3,000,000 in electronic transaction commissions generated by Cantor's municipal bond brokerage business for any consecutive 12-month period during the three years following the closing on July 21, 2000.


FREEDOM INTERNATIONAL BROKERAGE

     On January 29, 2001, we and Cantor formed a limited partnership to acquire 66.7% of Freedom International Brokerage. On April 4, 2001, we contributed 310,770 shares of our Class A common stock to the limited partnership, which entitles us to 75% of the limited partnership's interest in Freedom. We share in 15% of the limited partnership's cumulative profits but not in its cumulative losses. Cantor contributed 103,589 shares of our Class A common stock as the general partner. Cantor will be allocated all of the limited partnership's cumulative losses and 85% of the cumulative profits. The limited partnership exchanged the 414,359 shares for its 66.7% interest in Freedom. In addition, we issued warrants to purchase 400,000 shares of our Class A common stock to provide incentives to the Freedom owner-participants other than us and Cantor to migrate to our fully electronic platform. To the extent necessary to protect us from any allocation of losses, Cantor is required to provide future capital contributions to the limited partnership up to an amount that would make Cantor's total contribution equal to our investment in the limited partnership.

     Upon the closing of the transaction, we entered into a services agreement with Freedom to provide for electronic trading technology and services and infrastructure/back-offices services. Under this agreement, we are entitled to 65% of the electronic transaction services revenues and Freedom receives 35% of the revenues. We also receive 35% of revenues derived from all voice-assisted transactions, other miscellaneous transactions and the sale of market data or other information that is not incidental to the above services.


OUR EMPLOYEES' PURCHASE OF CANTOR FITZGERALD, L.P. PARTNERSHIP UNITS

     We paid a cash bonus to five of our employees totaling $1.8 million earlier this year. These employees used the after-tax amount of the bonus to purchase units in Cantor Fitzgerald, L.P. Three of these persons are still employees of ours. With respect to these persons, when an employee is no longer a partner of Cantor (typically if he ceases to be employed by us), and if the employee has been employed by us for a period of more than four years and does not go to work for a competitor, then the employee will receive his capital in Cantor in four equal annual installments, with interest at an applicable federal rate. Amounts not paid to an employee who leaves before the fourth anniversary, or who leaves and competes with us, Cantor or any of its affiliates, will be paid to us.


INSIDER COMPENSATION

     Joseph Shea, one of our former directors, received a total of $375,000 in salary and bonus from us in fiscal year 2000 as compensation for his services as one of our employees.

INDEMNIFICATION BY CANTOR

     Although we do not expect to incur any losses with respect to pending lawsuits or supplemental allegations surrounding Cantor's limited partnership agreement, Cantor has agreed to indemnify us with respect to any liabilities we incur as a result of such lawsuits or allegations.


REVERSE REPURCHASE AGREEMENTS

     We enter into overnight reverse repurchase agreements with Cantor. At September 30, 2001, the reverse repurchase agreements totaled $146.0 million, including accrued interest. The securities collateralizing the reverse repurchase agreements are held under a custodial arrangement with a third party bank.


            REPORT OF THE AUDIT COMMITTEE OF OUR BOARD OF DIRECTORS

     In discharging its oversight responsibility, the Audit Committee, consistent with Independence Standards Board No. 1, "Independence Discussions with the Audit Committees," obtained from our independent auditors a formal written statement describing all relationships between our independent auditors and us that might bear on the auditors' independence. The Audit Committee has met and held discussions with management and our independent auditors. Management represented to the Audit Committee that our consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and our independent auditors. The Audit Committee has discussed with our independent auditors matters required to be discussed by the Statement on Auditing Standards No. 61.

     The Audit Committee has reviewed with our independent auditors their overall audit scope, audit plans and assessed the coordination of the audit effort to ensure completeness of coverage. The Audit Committee has met with our independent auditors and management to identify financial risk exposures. The Audit Committee has met with our independent auditors, with and without management present, to discuss the results of their examinations, the adequacy of our internal controls and the integrity of our financial reporting processes. The Audit Committee has reviewed an analysis prepared by management and our independent auditors of significant financial reporting issues and judgments made in connection with the preparation of our financial statements.

     Based on the above mentioned reviews and discussions with management and our independent auditors, the Audit Committee recommended to our board of directors that our audited financial statements be included in our Annual Report on Form 10-K and Form 10-K/A for the year ended December 31, 2000. The Audit Committee also recommended the reappointment of our independent auditors and our board of directors concurred with such recommendations.


                                        THE AUDIT COMMITTEE



                                        Richard C. Breeden
                                        Larry R. Carter
                                        William J. Moran



                           INDEPENDENT AUDITORS' FEES

     In addition to retaining Deloitte & Touche LLP to audit our consolidated financial statements for 2000, we retained Deloitte & Touche LLP to provide consulting services and to audit our deferral plan. The aggregate fees for professional services by Deloitte & Touche LLP in 2000 for these various services were:

     AUDIT FEES: We were billed $277,500 for services rendered for the annual audit of our consolidated financial statements for 2000. We were billed $23,000 for the quarterly reviews performed during 2000.

     FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES: No fees for financial information systems design and implementation were billed or paid during 2000.


     ALL OTHER FEES: The aggregate Deloitte & Touche LLP fees for 2000 for services other than as set forth above were $104,950 for consulting services and auditing our deferral plan. The Audit Committee considered that the provision of these services was compatible with maintaining Deloitte & Touche LLP's independence.


                             INDEPENDENT AUDITORS


     Upon the recommendation of the Audit Committee, our board of directors selected Deloitte & Touche LLP as our independent auditors for our fiscal year ending December 31, 2001. One or more representatives of Deloitte & Touche LLP are expected to attend our Annual Meeting to respond to appropriate questions. They will have an opportunity to make a statement if they so desire. Material non-audit services will be approved by the Audit Committee prior to the rendering of such services after due consideration of the effect of the performance thereof on the independence of our auditors.


                           EXPENSES OF SOLICITATION


     The total cost of the Proxy solicitation will be borne by us. In addition to the mails, Proxies may be solicited by our directors and officers by personal interviews, telephone and telegraph. It is anticipated that banks, brokerage houses and other custodians, nominees and fiduciaries will forward soliciting material to the beneficial owners of shares of Common Equity entitled to vote at our Annual Meeting and that such persons will be reimbursed for their out-of-pocket expenses incurred in this connection.


                             STOCKHOLDER PROPOSALS


     We intend to hold our 2002 Annual Meeting of Stockholders in or around October 2002. Stockholders are hereby notified that, if they intend to submit proposals for inclusion in our Proxy Statement and Proxy for our 2002 Annual Meeting of Stockholders, such proposals must be received by us no later than May 31, 2002 and must otherwise be in compliance with applicable Securities and Exchange Commission regulations.


            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE


     Section 16(a) of the Exchange Act requires our officers, directors and persons who beneficially own more than 10% of our Class A common stock to file reports of ownership of such securities with the Securities and Exchange Commission. Such officers, directors and 10% stockholders are also required by Securities and Exchange Commission regulations to furnish us with copies of all
Section 16(a) forms they file.


     Based solely on a review of the copies of the forms furnished to us, we believe that for our fiscal year ended December 31, 2000 our officers, directors and 10% stockholders filed all required Section 16(a) forms on a timely basis.

                                 MISCELLANEOUS


     Our board of directors knows of no other business to be presented at our Annual Meeting. If, however, other matters properly do come before our Annual Meeting, it is intended that the Proxies in the accompanying form will be voted thereon in accordance with the judgment of the person or persons holding such Proxies.


STOCKHOLDERS ARE URGED TO COMPLETE, DATE, SIGN AND MAIL PROMPTLY THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED. PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE ANNUAL MEETING, AND YOUR COOPERATION WILL BE APPRECIATED.





                                        By Order of the Board of Directors,


                                        /s/ STEPHEN M. MERKEL



                                        STEPHEN M. MERKEL
                                        Secretary




New York, New York
November 7, 2001

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

                                                                APPENDIX A

                                  eSPEED, INC.

                          1999 LONG-TERM INCENTIVE PLAN

                 (INCLUDING AMENDMENTS THROUGH OCTOBER 3, 2001)




     1. Purpose. The purpose of this 1999 Long-Term Incentive Plan (the "Plan") of eSpeed, Inc., a Delaware corporation (the "Company"), is to advance the interests of the Company and its stockholders by providing a means to attract, retain, motivate and reward directors, officers, employees and consultants of and service providers to the Company and its affiliates and to enable such persons to acquire or increase a proprietary interest in the Company, thereby promoting a closer identity of interests between such persons and the Company's stockholders.

     2. Definitions. The definitions of awards under the Plan, including Options, SARs (including Limited SARs), Restricted Stock, Deferred Stock, Stock granted as a bonus or in lieu of other awards, Dividend Equivalents and Other Stock-Based Awards as are set forth in Section 6 of the Plan. Such awards, together with any other right or interest granted to a Participant under the Plan, are termed "Awards." For purposes of the Plan, the following additional terms shall be defined as set forth below.

     (a) "Award Agreement" means any written agreement, contract, notice or other instrument or document evidencing an Award.

     (b) "Beneficiary" shall mean the person, persons, trust or trusts which have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under the Plan upon such Participant's death or, if there is no designated Beneficiary or surviving designated Beneficiary, then the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.

     (c) "Board" means the Board of Directors of the Company.

     (d) A "Change in Control" shall be deemed to have occurred if:

          (i) the date of the acquisition by any "person" (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act), excluding the Company, its Parent or any Subsidiary or any employee benefit plan sponsored by any of the foregoing, of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of shares of common stock of the Company representing 30% of either (x) the total number of the then outstanding shares of common stock, or (y) the total voting power with respect to the election of directors; or

          (ii) the date the individuals who constitute the Board upon the completion of the Initial Public Offering (the "Incumbent Board") cease for any reason to constitute at least a majority of the members of the Board, provided that any individual becoming a director subsequent to the effective date of this Agreement whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than any individual whose nomination for election to Board membership was not endorsed by the Company's management prior to, or at the time of, such individual's initial nomination for election) shall be, for purposes of this Agreement, considered as though such person were a member of the Incumbent Board; or

          (iii) the consummation of a merger, consolidation, recapitalization, reorganization, sale or disposition of all or a substantial portion of the Company's assets, a reverse stock split of outstanding voting securities, the issuance of shares of stock of the Company in connection with the acquisition of the stock or assets of another entity, provided, however, that a Change in Control shall not occur under this clause (iii) if consummation of the transaction would result in at least 70% of the total voting power represented by the voting securities of the Company (or, if not the Company, the entity that succeeds to all or substantially all of the Company's business) outstanding immediately after such transaction being beneficially owned (within the meaning of Rule 13d-3 promulgated pursuant to the Exchange Act) by at least 75% of the holders of outstanding voting securities of the Company immediately prior to the transaction, with the voting power of each such continuing holder relative to other such continuing holders not substantially altered in the transaction.

     (e) "Code" means the Internal Revenue Code of 1986, as amended from time to time. References to any provision of the Code shall be deemed to include regulations thereunder and successor provisions and regulations thereto.

     (f) "Committee" means the committee appointed by the Board to administer the Plan, or if no committee is appointed, the Board.

     (g) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time. References to any provision of the Exchange Act shall be deemed to include rules thereunder and successor provisions and rules thereto.

     (h) "Fair Market Value" means, with respect to Stock, Awards, or other property, the fair market value of such Stock, Awards, or other property determined by such methods or procedures as shall be established from time to time by the Committee, provided, however, that (i) if the Stock is listed on a national securities exchange or quoted in an interdealer quotation system, the Fair Market Value of such Stock on a given date shall be based upon the last sales price or, if unavailable, the average of the closing bid and asked prices per share of the Stock at the end of regular trading on such date (or, if there was no trading or quotation in the Stock on such date, on the next preceding date on which there was trading or quotation) as provided by one of such organizations, (ii) the "fair market value" of Stock on the date on which shares of Stock are first issued and sold pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission shall be the Initial Public Offering price of the shares so issued and sold, as set forth in the first final prospectus used in such offering and (iii) the "fair market value" of Stock prior to the date of the Initial Public Offering shall be as determined by the Board.

     (i) "Initial Public Offering" shall mean an initial public offering of shares of Stock in a firm commitment underwriting registered with the Securities and Exchange Commission in compliance with the provisions of the 1933 Act.

     (j) "ISO" means any Option intended to be and designated as an incentive stock option within the meaning of Section 422 of the Code.

     (k) "Parent" means any "person" (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) that controls the Company, either directly or indirectly through one or more intermediaries.

     (l) "Participant" means a person who, at a time when eligible under Section 5 hereof, has been granted an Award under the Plan.

     (m) "Rule 16b-3" means Rule 16b-3, as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

     (n) "Stock" means the Company's Class A Common Stock, and such other securities as may be substituted for Stock pursuant to Section 4.

     (o) "Subsidiary" means each entity that is controlled by the Company or a Parent, either directly or indirectly through one or more intermediaries

     3.   Administration.

     (a) Authority of the Committee. Except as otherwise provided below, the Plan shall be administered by the Committee. The Committee shall have full and final authority to take the following actions, in each case subject to and consistent with the provisions of the Plan:

          (i) to select persons to whom Awards may be granted;

          (ii) to determine the type or types of Awards to be granted to each such person;

          (iii) to determine the number of Awards to be granted, the number of shares of Stock to which an Award will relate, the terms and conditions of any Award granted under the Plan (including, but not limited to, any exercise price, grant price or purchase price, any restriction or condition, any schedule for lapse of restrictions or conditions relating to transferability or forfeiture, exercisability or settlement of an Award, and waivers or accelerations thereof, performance conditions relating to an Award (including performance conditions relating to Awards not intended to be governed by Section 7(f) and waivers and modifications thereof), based in each case on such considerations as the Committee shall determine), and all other matters to be determined in connection with an Award;

          (iv) to determine whether, to what extent and under what circumstances an Award may be settled, or the exercise price of an Award may be paid, in cash, Stock, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

          (v) to determine whether, to what extent and under what circumstances cash, Stock, other Awards or other property payable with respect to an Award will be deferred either automatically, at the election of the Committee or at the election of the Participant;

          (vi) to determine the restrictions, if any, to which Stock received upon exercise or settlement of an Award shall be subject (including lock-ups and other transfer restrictions), may condition the delivery of such Stock upon the execution by the Participant of any agreement providing for such restrictions;

          (vii) to prescribe the form of each Award Agreement, which need not be identical for each Participant;

          (viii) to adopt, amend, suspend, waive and rescind such rules and regulations and appoint such agents as the Committee may deem necessary or advisable to administer the Plan;

          (ix) to correct any defect or supply any omission or reconcile any inconsistency in the Plan and to construe and interpret the Plan and any Award, rules and regulations, Award Agreement or other instrument hereunder; and

          (x) to make all other decisions and determinations as may be required under the terms of the Plan or as the Committee may deem necessary or advisable for the administration of the Plan.

Other provisions of the Plan notwithstanding, the Board shall perform the functions of the Committee for purposes of granting awards to directors who serve on the Committee, and the Board may perform any function of the Committee under the Plan for any other purpose, including without limitation for the purpose of ensuring that transactions under the Plan by Participants who are then subject to Section 16 of the Exchange Act in respect of the Company are exempt under Rule 16b-3. In any case in which the Board is performing a function of the Committee under the Plan, each reference to the Committee herein shall be deemed to refer to the Board, except where the context otherwise requires.

     (b) Manner of Exercise of Committee Authority. Any action of the Committee with respect to the Plan shall be final, conclusive and binding on all persons, including the Company, its Parent and Subsidiaries, Participants, any person claiming any rights under the Plan from or through any Participant and stockholders, except to the extent the Committee may subsequently modify, or take further action not consistent with, its prior action. If not specified in the Plan, the time at which the Committee must or may make any determination shall be determined by the Committee, and any such determination may thereafter be modified by the Committee (subject to Section 8(e)). The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. Except as provided under Section 7(f), the Committee may delegate to officers or managers of the Company, its Parent or Subsidiaries the authority, subject to such terms as the Committee shall determine, to perform such functions as the Committee may determine, to the extent permitted under applicable law.

     (c) Limitation of Liability; Indemnification. Each member of the Committee shall be entitled to, in good faith, rely or act upon any report or other information furnished to him by any officer or other employee of the Company, its Parent or Subsidiaries, the Company's independent certified public accountants or any executive compensation consultant, legal counsel or other professional retained by the Company to assist in the administration of the Plan. No member of the Committee, or any officer or employee of the Company acting on behalf of the Committee, shall be personally liable for any action, determination or interpretation taken or made in good faith with respect to the Plan, and all members of the Committee and any officer or employee of the Company acting on its behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action, determination or interpretation.

     4. Stock Subject to Plan.

     (a) Amount of Stock Reserved. The total number of shares of Stock that may be subject to outstanding Awards, determined immediately after the grant of any Award, shall not exceed the greater of 16 million shares, or such number that equals 30% of the total number of shares of all classes of the Company's common stock outstanding at the effective time of such grant. In no event shall the number of shares of Stock delivered upon the exercise of ISOs exceed 16 million; provided, however, that shares subject to ISOs shall not be deemed delivered if such ISOs are forfeited, expire or otherwise terminate without delivery of shares to the Participant. If an Award valued by reference to Stock may only be settled in cash, the number of shares to which such Award relates shall be deemed to be Stock subject to such Award for purposes of this Section 4(a). Any shares of Stock delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares acquired in the market on a Participant's behalf.

     (b) Annual Per-Participant Limitations. During any calendar year, no Participant may be granted Awards that may be settled by delivery of more than 5 million shares of Stock, subject to adjustment as provided in Section 4(c). In addition, with respect to Awards that may be settled in cash (in whole or in part), no Participant may be paid during any calendar year cash amounts relating to such Awards that exceed the greater of the fair market value of the number of shares of Stock set forth in the preceding sentence at the date of grant or the date of settlement of Award. This provision sets forth two separate limitations, so that Awards that may be settled solely by delivery of Stock will not operate to reduce the amount of cash-only Awards, and vice versa; nevertheless, Awards that may be settled in Stock or cash must not exceed either limitation.

     (c) Adjustments. In the event that the Committee shall determine that any recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase or exchange of Stock or other securities, Stock dividend or other special, large and non-recurring dividend or distribution (whether in the form of cash, securities or other property), liquidation, dissolution, or other similar corporate transaction or event, affects the Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and kind of shares of Stock reserved and available for Awards under Section 4(a), including shares reserved for ISOs, (ii) the number and kind of shares of Stock specified in the Annual Per-Participant Limitations under Section 4(b), (iii) the number and kind of shares of outstanding Restricted Stock or other outstanding Awards in connection with which shares have been issued, (iv) the number and kind of shares that may be issued in respect of other outstanding Awards and (v) the exercise price, grant price or purchase price relating to any Award (or, if deemed appropriate, the Committee may make provision for a cash payment with respect to any outstanding Award). In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including, without limitation, cancellation of unexercised or outstanding Awards, or substitution of Awards using stock of a successor or other entity) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence and events constituting a Change in Control) affecting the Company, its Parent or any Subsidiary or the financial statements of the Company, its Parent or any Subsidiary, or in response to changes in applicable laws, regulations, or accounting principles.

     5. Eligibility. Directors, officers and employees of the Company or its Parent or any Subsidiary, and persons who provide consulting or other services to the Company, its Parent or any Subsidiary deemed by the Committee to be of substantial value to the Company or its Parent and Subsidiaries, are eligible to be granted Awards under the Plan. In addition, persons who have been offered employment by, or agreed to become a director of, the Company, its Parent or any Subsidiary, and persons employed by an entity that the Committee reasonably expects to become a Subsidiary of the Company, are eligible to be granted an Award under the Plan.

     6. Specific Terms of Awards.

     (a) General. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of employment or service of the Participant. Except as expressly provided by the Committee (including for purposes of complying with the requirements of the Delaware General Corporation Law relating to lawful consideration for the issuance of shares), no consideration other than services will be required as consideration for the grant (but not the exercise) of any Award.

     (b) Options. The Committee is authorized to grant options to purchase Stock (including "reload" options automatically granted to offset specified exercises of Options) on the following terms and conditions ("Options"):

          (i) Exercise Price. The exercise price per share of Stock purchasable under an Option shall be determined by the Committee.

          (ii) Time and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part, the methods by which such exercise price may be paid or deemed to be paid, the form of such payment, including, without limitation, cash, Stock, other Awards or awards granted under other Company plans or other property

     (including notes or other contractual obligations of Participants to make payment on a deferred basis, such as through "cashless exercise" arrangements, to the extent permitted by applicable law), and the methods by which Stock will be delivered or deemed to be delivered to Participants.

          (iii) Termination of Employment. The Committee shall determine the period, if any, during which Options shall be exercisable following a Participant's termination of his employment relationship with the Company, its Parent or any Subsidiary. For this purpose, any sale of a Subsidiary of the Company pursuant to which it ceases to be a Subsidiary of the Company shall be deemed to be a termination of employment by any Participant employed by such Subsidiary. Unless otherwise determined by the Committee,
     (i) during any period that an Option is exercisable following termination of employment, it shall be exercisable only to the extent it was exercisable upon such termination of employment, and (ii) if such termination of employment is for cause, as determined in the discretion of the Committee, all Options held by the Participant shall immediately terminate.

          (iv) Sale of the Company. Upon the consummation of any transaction whereby the Company (or any successor to the Company or substantially all of its business) becomes a wholly-owned Subsidiary of any corporation, all Options outstanding under the Plan shall terminate (after taking into account any accelerated vesting pursuant to Section 7(g)), unless such other corporation shall continue or assume the Plan as it relates to Options then outstanding (in which case such other corporation shall be treated as the Company for all purposes hereunder, and, pursuant to Section 4(c), the Committee of such other corporation shall make appropriate adjustment in the number and kind of shares of Stock subject thereto and the exercise price per share thereof to reflect consummation of such transaction). If the Plan is not to be so assumed, the Company shall notify the Participant of consummation of such transaction at least ten days in advance thereof.

          (v) Options Providing Favorable Tax Treatment. The Committee may grant Options that may afford a Participant with favorable treatment under the tax laws applicable to such Participant, including, but not limited to ISOs. If Stock acquired by exercise of an ISO is sold or otherwise disposed of within two years after the date of grant of the ISO or within one year after the transfer of such Stock to the Participant, the holder of the Stock immediately prior to the disposition shall promptly notify the Company in writing of the date and terms of the disposition and shall provide such other information regarding the disposition as the Company may reasonably require in order to secure any deduction then available against the Company's or any other corporation's taxable income. The Company may impose such procedures as it determines may be necessary to ensure that such notification is made. Each Option granted as an ISO shall be designated as such in the Award Agreement relating to such Option.

     (c) Stock Appreciation Rights. The Committee is authorized to grant stock appreciation rights on the following terms and conditions ("SARs"):

          (i) Right to Payment. An SAR shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one share of Stock on the date of exercise (or, if the Committee shall so determine in the case of any such right other than one related to an ISO, the Fair Market Value of one share at any time during a specified period before or after the date of exercise), over (B) the grant price of the SAR as determined by the Committee as of the date of grant of the SAR, which, except as provided in
     Section 7(a), shall be not less than the Fair Market Value of one share of Stock on the date of grant.

          (ii) Other Terms. The Committee shall determine the time or times at which an SAR may be exercised in whole or in part, the method of exercise, method of settlement, form of consideration payable in settlement, method by which Stock will be delivered or deemed to be delivered to Participants, whether or not an SAR shall be in tandem with any other Award, and any other terms and conditions of any SAR. Limited SARs that may only be exercised upon the occurrence of a Change in Control may be granted on such terms, not inconsistent with this Section 6(c), as the Committee may determine. Limited SARs may be either freestanding or in tandem with other Awards.

    (d) Restricted Stock. The Committee is authorized to grant Stock that is subject to restrictions based on continued employment on the following terms and conditions ("Restricted Stock"):

          (i) Grant and Restrictions. Restricted Stock shall be subject to such restrictions on transferability and other restrictions, if any, as the Committee may impose, which restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, or otherwise, as the Committee may determine. Except to the extent restricted under the terms of the Plan and any Award Agreement relating to the Restricted Stock, a Participant granted Restricted Stock shall have all of the rights of a stockholder including, without limitation, the right to vote Restricted Stock or the right to receive dividends thereon.

          (ii) Forfeiture. Except as otherwise determined by the Committee, upon termination of employment or service (as determined under criteria established by the Committee) during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company; provided, however, that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of termination resulting from specified causes.

          (iii) Certificates for Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, such certificates may bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, the Company may retain physical possession of the certificate, in which case the Participant shall be required to have delivered a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

          (iv) Dividends. Dividends paid on Restricted Stock shall be either paid at the dividend payment date in cash or in shares of unrestricted Stock having a Fair Market Value equal to the amount of such dividends, or the payment of such dividends shall be deferred and/or the amount or value thereof automatically reinvested in additional Restricted Stock, other Awards, or other investment vehicles, as the Committee shall determine or permit the Participant to elect. Stock distributed in connection with a Stock split or Stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Stock or other property has been distributed, unless otherwise determined by the Committee.

     (e) Deferred Stock. The Committee is authorized to grant units representing the right to receive Stock at a future date subject to the following terms and conditions ("Deferred Stock"):

          (i) Award and Restrictions. Delivery of Stock will occur upon expiration of the deferral period specified for an Award of Deferred Stock by the Committee (or, if permitted by the Committee, as elected by the Participant). In addition, Deferred Stock shall be subject to such restrictions as the Committee may impose, if any, which restrictions may lapse at the expiration of the deferral period or at earlier specified times, separately or in combination, in installments or otherwise, as the Committee may determine.

          (ii) Forfeiture. Except as otherwise determined by the Committee, upon termination of employment or service (as determined under criteria established by the Committee) during the applicable deferral period or portion thereof to which forfeiture conditions apply (as provided in the Award Agreement evidencing the Deferred Stock), all Deferred Stock that is at that time subject to such forfeiture conditions shall be forfeited; provided, however, that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Deferred Stock will be waived in whole or in part in the event of termination resulting from specified causes.

     (f) Bonus Stock and Awards in Lieu of Cash Obligations. The Committee is authorized to grant Stock as a bonus, or to grant Stock or other Awards in lieu of Company obligations to pay cash under other plans or compensatory arrangements.

     (g) Dividend Equivalents. The Committee is authorized to grant awards entitling the Participant to receive cash, Stock, other Awards or other property equal in value to dividends paid with respect to a specified number of shares of Stock ("Dividend Equivalents"). Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award. The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Stock, Awards or other investment vehicles, and subject to such restrictions on transferability and risks of forfeiture, as the Committee may specify.

     (h) Other Stock-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock and factors that may influence the value of Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Stock, purchase rights for Stock, Awards with value and payment contingent upon performance of the Company or any other factors designated by the Committee and Awards valued by reference to the book value of Stock or the value of securities of or the performance of specified Subsidiaries ("Other Stock Based Awards"). The Committee shall determine the terms and conditions of such Awards. Stock issued pursuant to an Award in the nature of a purchase right granted under this Section 6(h) shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, cash, Stock, other Awards, or other property, as the Committee shall determine. Cash awards, as an element of or supplement to any other Award under the Plan, may be granted pursuant to this
Section 6(h).

     7. Certain Provisions Applicable to Awards.

     (a) Stand-Alone, Additional, Tandem, and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution for any other Award granted under the Plan or any award granted under any other plan of the Company, its Parent or Subsidiaries or any business entity to be acquired by the Company or a Subsidiary, or any other right of a Participant to receive payment from the Company its Parent or Subsidiaries. Awards granted in addition to or in tandem with other Awards or awards may be granted either as of the same time as or a different time from the grant of such other Awards or awards.

     (b) Term of Awards. The term of each Award shall be for such period as may be determined by the Committee; provided, however, that (i) in no event shall the term of any ISO or an SAR granted in tandem therewith exceed a period of ten years from the date of its grant (or such shorter period as may be applicable under Section 422 of the Code), and (ii) the term of any Option granted to a resident of the United Kingdom shall not exceed a period of ten years from the date of its grant.

     (c) Form of Payment Under Awards. Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company, its Parent or Subsidiaries upon the grant, exercise or settlement of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, Stock, other Awards or other property, and may be made in a single payment or transfer, in installments or on a deferred basis. Such payments may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents in respect of installment or deferred payments denominated in Stock.

     (d) Rule 16b-3 Compliance.

          (i) Six-Month Holding Period. Unless a Participant could otherwise dispose of equity securities, including derivative securities, acquired under the Plan without incurring liability under Section 16(b) of the Exchange Act, equity securities acquired under the Plan must be held for a period of six months following the date of such acquisition, provided that this condition shall be satisfied with respect to a derivative security if at least six months elapse from the date of acquisition of the derivative security to the date of disposition of the derivative security (other than upon exercise or conversion) or its underlying equity security.

          (ii) Other Compliance Provisions. With respect to a Participant who is then subject to Section 16 of the Exchange Act in respect of the Company, the Committee shall implement transactions under the Plan and administer the Plan in a manner that will ensure that each transaction by such a Participant is exempt from liability under Rule 16b-3, except that such a Participant may be permitted to engage in a non-exempt transaction under the Plan if written notice has been given to the Participant regarding the non-exempt nature of such transaction. The Committee may authorize the Company to repurchase any Award or shares of Stock resulting from any Award in order to prevent a Participant who is subject to Section 16 of the Exchange Act from incurring liability under Section 16(b). Unless otherwise specified by the Participant, equity securities, including derivative securities, acquired under the Plan which are disposed of by a Participant shall be deemed to be disposed of in the order acquired by the Participant.

     (e) Loan Provisions. With the consent of the Committee, and subject at all times to, and only to the extent, if any, permitted under and in accordance with, laws and regulations and other binding obligations or provisions applicable to the Company, the Company may make, guarantee or arrange for a loan or loans to a Participant with respect to the exercise of any Option or other payment in connection with any Award, including the payment by a Participant of any or all federal, state or local income or other taxes due in connection with any Award. Subject to such limitations, the Committee shall have full authority to decide whether to make a loan or loans hereunder and to determine the amount, terms and provisions of any such loan or loans, including the interest rate to be charged in respect of any such loan or loans, whether the loan or loans are to be with or without recourse against the borrower, the terms on which the loan is to be repaid and conditions, if any, under which the loan or loans may be forgiven.

     (f) Performance-Based Awards. The Committee may, in its discretion, designate any Award the exercisability or settlement of which is subject to the achievement of performance conditions as a performance-based Award subject to this Section 7(f), in order to qualify such Award as "qualified performance-based compensation" within the meaning of Code Section 162(m) and regulations thereunder. The performance objectives for an Award subject to this
Section 7(f) shall consist of one or more business criteria and a targeted level or levels of performance with respect to such criteria, as specified by the Committee but subject to this Section 7(f). Performance objectives shall be objective and shall otherwise meet the requirements of Section 162(m)(4)(C) of the Code. Business criteria used by the Committee in establishing performance objectives for Awards subject to this Section 7(f) shall be selected from among the following:

          (i) Annual return on capital;

          (ii) Annual earnings or earnings per share;

          (iii) Annual cash flow provided by operations;

          (iv) Increase in stock price;

          (v) Changes in annual revenues; and/or

          (vi) Strategic business criteria, consisting of one or more objectives based on meeting specified revenue, market penetration, geographic business expansion goals, cost targets, and goals relating to acquisitions or divestitures.

The levels of performance required with respect to such business criteria may be expressed in absolute or relative levels. Performance objectives may differ for such Awards to different Participants. The Committee shall specify the weighting to be given to each performance objective for purposes of determining the final amount payable with respect to any such Award. The Committee may, in its discretion, reduce the amount of a payout otherwise to be made in connection with an Award subject to this Section 7(f), but may not exercise discretion to increase such amount, and the Committee may consider other performance criteria in exercising such discretion. All determinations by the Committee as to the achievement of performance objectives shall be in writing. The Committee may not delegate any responsibility with respect to an Award subject to this Section 7(f).

     (g) Acceleration upon a Change of Control. Notwithstanding anything contained herein to the contrary, except as set forth in an Award Agreement, all conditions and/or restrictions relating to the continued performance of services and/or the achievement of performance objectives with respect to the exercisability or full enjoyment of an Award shall lapse immediately prior to a Change in Control.

     8. General Provisions.

     (a) Compliance With Laws and Obligations. The Company shall not be obligated to issue or deliver Stock in connection with any Award or take any other action under the Plan in a transaction subject to the requirements of any applicable securities law, any requirement under any listing agreement between the Company and any national securities exchange or automated quotation system or any other law, regulation or contractual obligation of the Company until the Company is satisfied that such laws, regulations, and other obligations of the Company have been complied with in full. Certificates representing shares of Stock issued under the Plan will be subject to such stop-transfer orders and other restrictions as may be applicable under such laws, regulations and other obligations of the Company, including any requirement that a legend or legends be placed thereon.

     (b) Limitations on Transferability. Awards and other rights under the Plan will not be transferable by a Participant except by will or the laws of descent and distribution or to a Beneficiary in the event of the Participant's death, shall not be pledged, mortgaged, hypothecated or otherwise encumbered, or otherwise subject to the claims of creditors, and, in the case of ISOs and SARs in tandem therewith, shall be exercisable during the lifetime of a Participant only by such Participant or his guardian or legal representative; provided, however, that such Awards and other rights (other than ISOs and SARs in tandem therewith) may be transferred to one or more transferees during the lifetime of the Participant to the extent and on such terms as then may be permitted by the Committee.

     (c) No Right to Continued Employment or Service. Neither the Plan nor any action taken hereunder shall be construed as giving any employee, director or other person the right to be retained in the employ or service of the Company, its Parent or any Subsidiary, nor shall it interfere in any way with the right of the Company, its Parent or any Subsidiary to terminate any employee's employment or other person's service at any time or with the right of the Board or stockholders to remove any director.

     (d) Taxes. The Company, its Parent and Subsidiaries are authorized to withhold from any Award granted or to be settled, any delivery of Stock in connection with an Award, any other payment relating to an Award or any payroll or other payment to a Participant amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company, its Parent and Subsidiaries and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of a Participant's tax obligations.

     (e) Changes to the Plan and Awards. The Board may amend, alter, suspend, discontinue or terminate the Plan or the Committee's authority to grant Awards under the Plan without the consent of stockholders or Participants, except that any such action shall be subject to the approval of the Company's stockholders at or before the next annual meeting of stockholders for which the record date is after such Board action if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Stock may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to stockholders for approval; provided, however, that, without the consent of an affected Participant, no such action may materially impair the rights of such Participant under any Award theretofore granted to him (as such rights are set forth in the Plan and the Award Agreement). The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue, or terminate, any Award theretofore granted and any Award Agreement relating thereto; provided, however, that, without the consent of an affected Participant, no such action may materially impair the rights of such Participant under such Award (as such rights are set forth in the Plan and the Award Agreement). Notwithstanding the foregoing, the Board or the Committee may take any action (including actions affecting or terminating outstanding Awards): (i) permitted by Section 4(c), (ii) to avoid limitations related to the availability of a tax deduction in respect of Awards (e.g., pursuant to, sections Code 280G or 162(m)), or (iii) to the extent necessary for a business combination in which the Company is a party to be accounted for under the pooling-of-interests method of accounting under Accounting Principles Board Opinion No. 16 (or any successor thereto). The Board or the Committee shall also have the authority to establish separate sub-plans under the Plan with respect to Participants resident in a particular jurisdiction (the terms of which shall not be inconsistent with those of the Plan) if necessary or desirable to comply with the applicable laws of such jurisdiction.

     (f) No Rights to Awards; No Stockholder Rights. No person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Participants and employees. No Award shall confer on any Participant any of the rights of a stockholder of the Company unless and until Stock is duly issued or transferred and delivered to the Participant in accordance with the terms of the Award or, in the case of an Option, the Option is duly exercised.

     (g) Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided, however, that the Committee may authorize the creation of trusts or make other arrangements to meet the Company's obligations under the Plan to deliver cash, Stock, other Awards, or other property pursuant to any Award, which trusts or other arrangements shall be consistent with the "unfunded" status of the Plan unless the Committee otherwise determines with the consent of each affected Participant.

     (h) Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor any submission of the Plan or amendments thereto to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other compensatory arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

     (i) No Fractional Shares. No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

     (j) Compliance with Code Section 162(m). It is the intent of the Company that employee Options, SARs and other Awards designated as Awards subject to
Section 7(f) shall constitute "qualified performance-based compensation" within the meaning of Code Section 162(m). Accordingly, if any provision of the Plan or any Award Agreement relating to such an Award does not comply or is inconsistent with the requirements of Code Section 162(m), such provision shall be construed or deemed amended to the extent necessary to conform to such requirements, and no provision shall be deemed to confer upon the Committee or any other person discretion to increase the amount of compensation otherwise payable in connection with any such Award upon attainment of the performance objectives.

     (k) Governing Law. The validity, construction and effect of the Plan, any rules and regulations relating to the Plan and any Award Agreement shall be determined in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of laws, and applicable federal law.

     (l) Effective Date; Plan Termination. The Plan shall become effective as of the date of its adoption by the Board, and shall continue in effect until terminated by the Board.

eSPEED, INC.

                ANNUAL MEETING OF STOCKHOLDERS - DECEMBER 6, 2001

The undersigned hereby appoints Howard W. Lutnick and Stephen M. Merkel, and each of them, proxies, with full power of substitution, to appear on behalf of the undersigned and to vote all shares of Class A common stock (par value $.01) and Class B common stock (par value $.01) of eSpeed, Inc. (the "Company") that the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Marriott New York Marquis, 1535 Broadway, New York, New York, on Thursday, December 6, 2001, commencing at 10:00 a.m. (local time), and at any adjournment thereof.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE LISTED NOMINEES AS DIRECTORS AND FOR THE APPROVAL OF OUR 1999 LONG-TERM INCENTIVE PLAN, AS AMENDED AND RESTATED.


                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Please mark box [X] in blue or black ink.

1.   Election of                FOR all nominees listed below [ ]
     Directors:

                                WITHHOLD AUTHORITY to vote [ ]
                                for the nominees listed below

Nominees: HOWARD W. LUTNICK, LEE M. AMAITIS, JOSEPH C. NOVIELLO, RICHARD C.
          BREEDEN, LARRY R. CARTER, WILLIAM J. MORAN AND STEPHEN M. MERKEL

(Instructions: To withhold authority to vote for any one or more nominees, mark the "WITHHOLD AUTHORITY" box and write the name of the nominee or nominees in the space provided below.)

-----------------------------------

2.   Approval of our 1999 Long-Term         FOR [ ]    AGAINST [ ]    ABSTAIN[ ]
     Incentive Plan, as amended and
      restated:


                  (Continued and to be signed on reverse side)


In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting and any adjournment thereof.

                    Please sign exactly as your name appears on the left. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

                    PLEASE CHECK HERE IF YOU PLAN TO ATTEND THE ANNUAL
                    MEETING [ ]


                    Dated: __________________________, 2001


                    --------------------------
                            Signature


                    --------------------------
                            Signature


Please sign, date and return the proxy card using the enclosed envelope.